                        AGENCY AND INTERLENDER AGREEMENT
                        --------------------------------


     AGREEMENT made as of this 1st day of December, 1997 among Fleet Capital Corporation ("FCC"), as agent ("Agent") for itself and each of the financial institutions identified under the caption "LENDERS" on the signature page hereof (together, FCC and such financial institutions are collectively referred to as the "Lenders").

     WHEREAS, FCC, as a Lender and United Natural Foods, Inc. Natural Retail Group, Inc., Rainbow Natural Foods, Inc., Mountain People's Warehouse Incorporated, Nutrasource Inc., Stow Mills, Inc. and RB Acquisition, L.L.C. (collectively, the "Borrowers") are parties to a certain Amended and Restated Loan and Security Agreement dated February 20, 1996 as amended (the "Loan Agreement") pursuant to which FCC has made available to Borrowers credit facilities aggregating $100,000,000 including revolving credit loans, term loans, acquisition loans, real estate acquisition loans, and letters of credit (the "Credit Facilities");

     WHEREAS, pursuant to the Assignment and Acceptances of even date FCC has assigned to the Lenders interests in the Credit Facilities with the Borrowers and the Lenders have purchased such interests thereby becoming Lenders under the Loan Agreement and other Loan Documents;

     WHEREAS, in addition to (and in some instances, in lieu of) the provisions set forth in the Loan Agreement and other Loan Documents, the Lenders, the Agent and the Borrowers wish to memorialize their understandings and agreements with respect to the Loan Agreement and the other Loan Documents;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement.

Appointment.  FCC is hereby appointed as Agent under the Loan Agreement, the
-----------
other Loan Documents and hereunder by each Lender and each Lender hereby authorizes Agent to act hereunder, under the Loan Agreement and under the other Loan Documents as its agent hereunder and thereunder. FCC agrees to act as such upon the express conditions contained in this Agreement. The provisions of this Agreement are solely for the benefit of Agent and Lenders, and Borrowers shall not have any rights as third party beneficiaries of any of the provisions of this Agreement. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Borrower.

Assignment of Interests on Collateral.  FCC hereby assigns to itself as Agent
-------------------------------------
for itself and the Lenders all of its right, title and interest in the Collateral, the Liens granted by Borrowers and other obligors therein, and the rights, remedies and claims therein provided under the Loan Documents and at law or in equity. The Lenders acknowledge and agree that with respect to the Collateral, the Liens thereon, the Guaranties, and their respective rights, interest and claims therein, they will act only through the Agent as provided in this Agreement. No Lender shall have any right individually to enforce any such Lien or Guaranty or to otherwise realize upon the security granted under the Loan Documents, it being understood and agreed that such rights and remedies shall be exercised by the Agent for the benefit of itself and the Lenders.

Pro Rata Share.  For purposes hereof, and the Loan Agreement, the term Pro Rata
--------------
Share shall mean, for any Lender, such Lender's relative interest, expressed as a percentage in outstanding Loans and commitments to extend Loans, LC Guaranties, Letters of Credit and the other credit extensions under the Loan Agreement. Upon the purchase by each of the Lenders of their respective interests in the Credit Facilities from FCC pursuant to the Assignment and Acceptance, the Pro Rata Shares of the Lenders shall be as set forth in Exhibit A hereto. The commitment of each Lender to make Loans and other extensions of credit under the Loan Agreement and hereunder shall be on a several basis only and not jointly with the other Lenders.

Procedures for Making Loans and issuing LC Guaranties and Letters of Credit.
---------------------------------------------------------------------------
The Borrowers, acting through their agent UNF, shall make requests for Revolving Credit Loans to the Agent pursuant to Sections 3.1.1 of the Loan Agreement not later than 1:00 p.m. Hartford, Connecticut time on the date any Base Rate Revolving Credit Loan is to be made and three (3) Business Days prior to the date that any Euro-Dollar Rate Loan is to be made. In addition, the Borrowers, acting through their agent UNF, may request that Loans bearing interest at the Base Rate may be converted to Euro-Dollar Rate Loans or Fixed Rate Loans by request made three (3) Business Days prior to the date that any such Euro-Dollar Rate Loan or Fixed Rate Loan is to be made. The Agent shall thereupon notify the Lenders of such request and on or before 2:00 p.m. Hartford, Connecticut time on the date of any Base Rate Revolving Credit Loan request and 2:00 p.m. Hartford, Connecticut time on the third business day following any such Euro-Dollar Rate Loan or Fixed Rate Loan request, each Lender shall thereupon advance to the Agent by wire transfer of immediately available funds such Lender's Pro Rata Share of such Loan.

Borrowers shall request Acquisition Loans and Real Estate Acquisition Loans by and through the Agent. Agent shall notify Lenders of any request by Borrowers or UNF for an Acquisition Loan or Real Estate Acquisition Loan promptly following receipt. Lenders will fund their Pro Rata Share of each such Acquisition Loan or Real Estate Acquisition Loan by wire transfer of immediately available funds on or before 2:00 p.m. Hartford, Connecticut time on the first business day (or if the Acquisition Loan or Real Estate Acquisition Loan is to be made as a Euro-Dollar Rate Loan or Fixed Rate Loan, on the third business day) following receipt of notice from Agent of Borrowers' request therefore.

Borrowers shall request the issuance of LC Guaranties and Letters of Credit pursuant to Section 1.3 of the Loan Agreement by and through the Agent and the Agent shall arrange for the issuance of such LC Guaranties and Letters of Credit and notify the Lenders thereof. Upon the issuance of an LC Guaranty and/or Letter of Credit, each Lender shall each be deemed to have purchased a participation interest therein equal to its Pro Rata Share.

Unless the Agent has been notified in writing by a Lender prior to the proposed time for the funding of a borrowing that such Lender does not intend to deposit with Agent such Lender's Pro Rata Share of the requested borrowing, the Agent may assume that such Lender has deposited or promptly will deposit its Pro Rata Share of such Loan with the Agent and Agent may advance funds on behalf of the other Lenders hereunder, but shall have no obligation to do so. If a Lender's Pro Rata Share of a borrowing is not deposited with the Agent as required hereunder, then if Agent has disbursed to Borrowers an amount corresponding to such share, such

Lender agrees to pay, and the Borrowers also agree to pay to Agent on demand such corresponding amount together with interest thereon at the interest rate applicable thereto under the Loan Agreement.

In order to facilitate the administration of the Loan, the Lenders agree and authorize the Agent to request that FCC make Revolving Credit Loans for itself and on behalf of the other Lenders on a daily basis subject to the weekly (or more often at Agent's election) settlement among the Lenders as provided under
Section 5 hereof (provided that FCC shall have no obligation to make such Loans). All Loans made hereunder or under subsection 4(d) hereof shall be deemed to be Revolving Credit Loans under the Agreement and shall have all the rights and benefits thereof.

Payments Made to Agent.  All payments to be made by Borrowers in respect of the
----------------------
Loans, LC Guaranties and Letters of Credit under the Loan Agreement shall be made to and received by FCC in its capacity as Agent for the benefit of Lenders. On a weekly basis, or more often as determined by Agent in its discretion, Agent shall transfer to each Lender in immediately available funds by wire transfer any amounts then due to such Lender. If, pursuant to subsections 4(d) or (e) the Agent determines that amounts are due from the Lenders to the Agent or FCC, the Agent will notify the Lenders of the amounts due, deduct from payments made by the Borrowers under the Loan Agreement the amounts so due to Agent and/or FCC and each Lender will transfer to Agent in immediately available funds any amounts then due from such Lender to FCC. If Agent shall pay an amount to any Lender pursuant to this Agreement in the expectation that a related payment has been or will be received or collected from Borrowers, and such related payment is not received or collected by Agent from Borrowers, such Lender shall promptly upon demand by Agent, return such amount to Agent, together with interest thereon, at the rate applicable to Loans made hereunder. If Agent determines at any time that any amounts received or collected by Agent on account of Borrowers' Obligations must be returned to Borrowers or paid to any other Person pursuant to the provisions of the Loan Documents or applicable laws, Agent shall not be required to distribute any portion thereof to Lenders, and if Agent shall have distributed any portion thereof to Lenders, each Lender shall promptly upon demand by Agent repay such portion to Agent together with interest thereon at the rate, if any, that Agent shall be required to pay to Borrowers or such other Person with respect thereto.

Sharing of Interest and Fees.  The Lenders shall receive interest (including
----------------------------
interest at the Default Rate if and to the extent the Default Rate is required to be paid and is paid under the Loan Agreement) in respect of the closing daily balances in the Borrowers' Loan Accounts as such interest is earned and received by FCC from the Borrowers pursuant to the Loan Agreement, to the extent of Lenders' Pro Rata Share at a rate equal to rates specified for the various types of Loans under the Loan Agreement. It is understood that notwithstanding anything else to the contrary contained in the Loan Agreement or herein, the interest earned and due to the Lenders hereunder, shall be the sole compensation to the Lenders, except with respect to the following that Lenders will be entitled to as set forth below to the extent that such amounts are earned or payable and received from Borrowers under the Loan Agreement:

Fee                                             Lenders
(a)  Letter of Credit Fees under Section 2.4    Pro Rata Share
     (exclusive of charges due to Bank)
(b)  Reimbursement of Expenses under            As provided under Loan Agreement

     Section 2.8
(c)  Bank Charges                               As provided under Loan Agreement
(d)  Funding Losses under Section 3.8           Losses actually incurred
(e)  Increased Costs under Section 3.9          Costs actually incurred
(f)  Termination Charges under Section 4.2.3    Pro Rata Share
(g)  Indemnity under Section 11.2               As provided under Loan Agreement

Sharing of Collateral, Payments and Setoffs.  Agent and the Lenders agree that
-------------------------------------------
notwithstanding anything in any Loan Documents to the contrary, all proceeds of Collateral and any amounts paid by any Guarantor under any Guaranty Agreement, shall be distributed by Agent, after deduction and payment of all costs and expenses incurred by the Agent and the repayment of all Loans made by Agent and/or FCC under subsections 4(d) and (e) hereof, to the Lenders on a Pro Rata Share basis. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff, or counterclaim against any Borrower or any Guarantor, obtain payment in respect of the Loans as a result of which the unpaid portion of its Pro Rata Share of the Loans, LC Guaranties and Letters of Credit is proportionately less than the unpaid portion of the Loans, LC Guaranties and Letters of Credit of any other Lender it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lender a participation in the Loans, LC Guaranties and Letters of Credit of such other Lender, so that the aggregate unpaid principal amount of each Lender's Loans and its participation in Loans, LC Guaranties and Letters of Credit of the other Lenders shall be consistent with each such Lender's relative Pro Rata Share, provided that if any such non-pro rata payment is thereafter recovered or otherwise set aside such purchase of a participation shall be rescinded.

Overadvances.
------------
FCC shall not intentionally and with actual knowledge, make Revolving Credit Loans to the Borrowers pursuant to the Loan Agreement that would cause an Overadvance unless the Lenders expressly consent thereto in writing; provided FCC may, without the consent of the Lenders , intentionally make Overadvances at the request of the Borrowers provided that the aggregate amount of such advances (the "Intentional Overadvance Loans") do not exceed Two Million Dollars ($2,000,000) at any time outstanding;

If an Overadvance exists, Agent agrees to demand the repayment thereof within thirty (30) days of the date that Agent has actual knowledge that the Overadvance occurred; provided that Agent agrees that, unless the Lenders shall direct otherwise, to immediately demand the repayment of the full amount of any Overadvance if the aggregate amount of such Overadvance exceeds Two Million Dollars ($2,000,000).

The foregoing provisions shall not restrict Agent from making Loans for the purpose of expending funds to be paid to parties other than the Borrowers to preserve or protect the rights or interest of the Agent and the Lenders with respect to the Collateral or the Loan Documents.

Agreement of Requisite Lenders.  Except as otherwise specifically required
------------------------------
hereby, upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Lenders under the Loan Agreement and the other Loan Documents, the action shall be taken by the Agent for and on behalf or for the benefit of all Lenders upon the direction of the Requisite Lenders (as defined below) or, if required by Section 10, all of the Lenders, and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 10 below. For purposes hereof, Requisite Lenders shall mean at any time, at least two (2) Lenders holding Loans and participation interests in LC Guaranties and Letters of Credit representing at least 51% of the aggregate principal amount of the Loans, LC Guaranties and Letters of Credit outstanding or, if no Loans are outstanding, at least two (2) Lenders having Pro Rata Shares of at least 51%.

Amendments, Waivers and Actions Upon Default.
--------------------------------------------

Actions Requiring Unanimous Consent.  Without the consent of each Lender, Agent
-----------------------------------
shall not, prior to the end of the Original Term (or any Renewal Term, if applicable): (i) change the interest rate or forgive or waive the payment of any interest on any Loans or change the payment date for any interest under the Loan Documents; (ii) change, forgive or waive the fees payable under the Loan Agreement which are shared among or payable to the Lenders pursuant to Section 6 hereof other than fees payable solely to FCC in its capacity as Lender or Agent;
(iii) change or forgive the payment of the principal amount of Loans outstanding any time; (iv) extend the date on which the Original Term (or any Renewal Term, if applicable) ends; (v) except as otherwise provided in the Loan Documents, release any Guarantor, or release any Collateral, unless the proceeds thereof are applied as provided in the Loan Documents; (vi) change the date principal, any fees or other amounts payable to or shared among the Lenders (other than principal, fees, or other amounts payable solely to FCC, in its capacity as a Lender or Agent) are due under the Loan Documents; (vii) increase the advance rates used in the Borrowing Base or change to allow greater availability the representations relating to accounts and inventory incorporated therein or any definitions utilized in the calculation of the Borrowing Base; (viii) increase the commitments of the Lenders under the Loan Documents; (ix) change in any manner the reimbursement obligations with respect to any LC Guaranties or Letters of Credit; or (x) change the terms of this provision or the definition of "Requisite Lenders".

Actions Requiring Consent of Requisite Lenders.  Without the consent of the
----------------------------------------------
Requisite Lenders or, if required by Section 10, all the Lenders, the Agent shall not, prior to the end of the Original Term (or any Renewal Term, if applicable): (i) agree to waive or modify any material provisions of the Loan Documents requested by Borrowers or any other party liable for the Loans; or
(ii) consent to any matter requested by Borrowers or any other party liable for the Loans which, under the Loan Documents, requires Agent's or Lenders' consent.

Notice and Consultation after Default or Proposed Acceleration.  Upon the
--------------------------------------------------------------
occurrence of an Event of Default of which Agent obtains actual knowledge, or if Agent otherwise intends to accelerate and demand payment of the Loans, Agent shall promptly notify each Lender of such event or intention and consult with Lenders as to whether to accelerate and demand payment of the Loans and which other rights and remedies Agent should pursue or refrain from pursuing. Lenders shall promptly confer with Agent in a good faith effort to arrive at a mutually acceptable course of action.

Procedure Following Notice and Consultation.  After notice and consultation, as
-------------------------------------------
provided in subsection (c) above, Agent shall, with the consent of the Lenders (or, if there are more than two Lenders, the consent of the Requisite Lenders):
(i)
accelerate or demand payment of the Loans, or refrain from doing so; and
(ii) thereafter exercise or refrain from exercising such rights and remedies to collect or restructure the Loans as Agent may determine, in its opinion, to be necessary or desirable to protect the Agent and the Lenders, including, without limitation, terminating the commitments; requiring that Borrowers provide Agent cash collateral to cover the LC Amount and all fees that may thereafter be payable in respect of LC Guaranties and Letters of Credit; amending the Loan Documents in connection with a workout of the Loans; and exercising any rights and remedies provided in the Security Documents and other Loan Documents. The Lenders agree to cooperate with any such actions (or inactions) which the Agent is authorized to take under this subsection. If, prior to notice or consultation, emergency action is required, in the opinion of Agent, to protect the interests of Lenders or Agent, Agent may take such required action and the Lenders shall be deemed to have consented thereto. In no event, however, shall Agent, without the consent of the Lenders, take any action described in subsection (a) above or any action in violation of Section 9 above.

Procedure in the Absence of Required Consent.  If, after consultation, the
--------------------------------------------
Requisite Lenders (or each Lender, as may be required under (a) above) fail to approve Agent's proposed course of action under subsections (c) or (d) above, within a reasonable period of time (not exceeding ten (10) business days), Agent shall accelerate and demand payment of the Loans, and liquidate the Collateral and collect the Loans, as provided in the Loan Documents. After demand, any advances made by Agent to facilitate collection of the Loans, or to preserve or protect the Collateral shall be treated as costs and expenses of liquidation, which shall be repaid prior to payment of amounts due under Loans or on account of LC Guaranties and Letters of Credit previously made or issued. In addition, FCC shall have the right to purchase any non-consenting Lender's Loans and other interests in the credit facilities for the full amount thereof, together with accrued interest, fees, costs and other amounts owing in connection therewith upon not less than ten (10) business days prior notice.

Renewal Terms.  The term of the Loan Agreement automatically renews for one (1)
-------------
year periods unless terminated in accordance with Section 4.2 of the Loan Agreement. Section 4.2.1 of the Loan Agreement provides that at the end of the Original Term or any Renewal Term, upon at least ninety (90) days prior written notice, Lenders may terminate the Loan Agreement as of the last day of the Original Term or any Renewal Term (the date which is ninety-one (91) days prior to the last day of the Original Term or any Renewal Term is herein the "Termination Notice Date"). At least thirty (30) days prior to each Termination Notice Date, FCC shall provide to the Lenders written notice of the Termination Notice Date and shall request that the Lenders advise FCC if they will agree to continue as a Lender in any such Renewal Term (such notice herein the "Renewal Request Notice"). Within fifteen (15) days after the Renewal Request Notice (the date which is fifteen (15) days after the Renewal Request Notice, herein the "Lender Determination Date"), each Lender shall advise FCC if such Lender will agree to continue as a Lender during the applicable Renewal Term. If a Lender does not agree to such renewal or if a Lender fails to advise FCC of its decision with respect to such renewal by the Lender Determination Date, FCC shall either (a) terminate the Loan Agreement in accordance with Section 4.2.1 or (b) prior to or at the end of the Original Term or, if applicable, the then current Renewal Term, purchase such Lender's Loans and other interests in the credit facilities for the full amount thereof, together with all interests, fees, costs or other amounts owing in respect thereof. In addition, if FCC fails to give the Renewal Request Notice and does not then terminate the Loan Agreement, then prior to or at the end of the Original Term or, if applicable, the then current Renewal Term, FCC agrees to purchase such Lender's Loans and other interests in the Credit Facilities for the full amount thereof, together with all interests, fees, costs or other amounts owing in respect thereof, provided that the foregoing shall be the sole and exclusive obligation and liability of FCC to the Lenders arising out of FCC's failure to give such notice.

Default by Lender.  If any Lender defaults in its obligation to make Loans or to
-----------------
comply with the terms of any LC Guaranty or Letter of Credit executed or issued by it, then, so long as such default exists, such Lender shall not be entitled to exercise any right of consent under Sections 8, 9 or 10 above, so that Agent shall be entitled to take any actions described in such subsections without the consent of such Lender, and such Lender's Pro Rata Share shall not be considered in determining whether the Requisite Lenders have consented to any action requiring consent of the Requisite Lenders hereunder. Nothing herein shall relieve any Lender from any liability for any damages, cost or expenses suffered by the other Lenders or the Agent as a result of such Lender's default.

Assignment and Participation.  Except as provided herein, the Lenders (exclusive
----------------------------
of FCC) may not sell, assign or grant a participation interest in, in whole or in part, its interests, rights or obligations in the Loans, LC Guaranties, Letters of Credit or Loan Documents. Notwithstanding the foregoing, a Lender may (a) grant a participation interest to any of its Affiliates so long as such Lender retains its right and responsibility of enforcing the obligations of the Borrowers hereunder, including without limitation its rights to approve amendments, modifications and waivers of the terms hereof, or (b) sell or grant participation interests or, during the continuance of an Event of Default, assign its interests to Persons not affiliated with such Lender if it first gives written notice of such offer to FCC. The written notice shall include all material terms and conditions of the offer and shall be deemed for all purposes to give FCC a first right of purchase (also known as a right of first refusal) of such participation interest or assignment before any other action is taken by such Lender to sell or grant such participation interest. Such first right of purchase shall continue for 20 days from receipt of such written notice and if the FCC elects to exercise its first right of purchase it will so notify such Lender specifying the time and place for closing the purchase. If FCC declines or fails to exercise its first right of purchase within the time period provided herein, such Lender may, within 60 days from the date such right terminates, sell or grant the participation interest or make such assignment, but only upon the same terms and conditions offered to the FCC.

Benefit of Agreement.  The provisions of this Agreement are solely for the
--------------------
benefit of the Lenders and the Agent and shall not confer any rights on, benefit in any way or be deemed to be enforceable by the Borrowers.

Powers of Agent; General Immunity.
---------------------------------

Duties Specified.  Each Lender irrevocably authorizes Agent to take such action
----------------
on Lender's behalf and to exercise such powers hereunder and under the Loan Agreement and other Loan Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Agent shall have only those duties and responsibilities which are expressly specified in this Agreement, the Loan Agreement and the other Loan Documents, and it may perform such duties by or through its agents or employees. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender, and nothing in this Agreement, expressed or implied, is intended to or shall be construed as to impose upon Agent any obligations in respect of this Agreement or the other instruments and agreements referred to herein except as expressly set forth herein or therein.

No Responsibility for Certain Matters.  Agent shall not be responsible to any
-------------------------------------
Lender for execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Agreement, or the other Loan Documents, or the Notes issued hereunder, or for the validity or effectiveness of any assignment, pledge, security agreement, financing statements, document or instrument, or for the filing, recording, re-filing, continuing or recording thereof, or for any representations, warranties, recitals or statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by Agent to Lenders or by or on behalf of Borrowers to Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Agent shall have no liability arising from (i) confirmations of the amount of outstanding Loans, or the component amounts thereof, or (ii) arranging for the issuance of LC Guaranties or Letters of Credit.

Exculpatory Provisions.  None of Agent or any of its officers, directors,
----------------------
employees or agents shall be liable to Lenders for any action taken or omitted hereunder or in connection herewith (including, without limitation, any act or omission under the Loan Agreement or other Loan Documents) unless caused by its or their gross negligence or willful misconduct. If Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement, or the Loan Agreement or other Loan Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Lenders. Without prejudice to the generality of the foregoing, (i) Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrowers), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from action under this Agreement or the other instruments and agreements referred to herein in accordance with the instructions of Lenders.

Agent Entitled to Act as Lender.  The agency hereby created shall in no way
-------------------------------
impair or affect any of the rights and powers of, or impose any duties or obligations upon, FCC in its individual capacity as Lender hereunder. With respect to its interests in the Loans, FCC shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder as Agent and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include FCC in its individual capacity as a Lender. Agent and each of its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrowers or any Affiliate of Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrowers for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

Representations and Warranties; No Responsibility for Appraisal of
------------------------------------------------------------------
Creditworthiness.  Each Lender represents and warrants that it has made its own
----------------
independent investigation of the financial condition and affairs of Borrowers in connection with the making of the Loans and has made and shall continue to make its own appraisal of the creditworthiness of the Borrowers. Agent shall not have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto whether coming into its possession before the making of the Loans of any time or times thereafter and Agent shall have no responsibility with respect the accuracy of or the completeness of the information to Lenders.

Right to Indemnity.  Each Lender severally agrees to indemnify Agent
------------------
proportionately to its Pro Rata Share, to the extent Agent shall not have been reimbursed by Borrowers, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder or in any way relating to or arising out of this Agreement, the Loan Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such
           --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

Payee of Note Treated as Owner.  Agent may deem and treat the payee of any Note
------------------------------
as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor.

Successor Agent.  Agent may resign at any time by giving 30 days prior written
---------------
notice thereof to Lenders and Borrowers, and Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrowers and Agent and signed by Lenders. Upon any such notice of resignation or any such removal, Lenders shall have the right, upon five days notice to Borrowers, to appoint a successor Agent; provided that such
                                                   --------
appointment shall be subject to the consent of Borrowers, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations as Agent under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

Governing Law; Loan Document.  This Agreement shall be governed by the laws of
----------------------------
the State of Connecticut. This Agreement shall be deemed to be a Loan Document under the Loan Agreement.

Address for Notices.  The address for notices to Lenders for purposes of Section
-------------------
11.8 of the Loan Agreement and all other Loan Documents are as set forth on the signature pages hereof:

     EXECUTED as an instrument under seal on the date first above written.

                              FLEET CAPITAL CORPORATION, as Agent

                              By: /s/ Howard Handman
                                  ---------------------------------
                                  Name: Howard Handman
                                        ---------------------------
                                  Title: Vice President
                                         --------------------------
                                  Address:  200 Glastonbury Boulevard
                                            Glastonbury, CT 06033
                                            Attn:  Northeast Loan Administration

                              LENDERS:

                              FLEET CAPITAL CORPORATION

                              By: /s/ Howard Handman
                                  ---------------------------------
                                  Name: Howard Handman
                                        ---------------------------
                                  Title: Vice President
                                         --------------------------
                                  Address:  200 Glastonbury Boulevard
                                            Glastonbury, CT 06033
                                            Attn:  Northeast Loan Administrator

                              FIRST UNION NATIONAL BANK

                              By: /s/ Matthew Riley
                                  ---------------------------------
                                  Name: Matthew Riley
                                        ---------------------------
                                  Title: Vice President
                                         --------------------------
                                  Address: 10 State House Street
                                           ------------------------
                                           Hartford, CT 06103
                                           ------------------------

                                           ------------------------

                              NATIONSBANK, N.A.

                              By: /s/ Andrew Hettinger
                                  ----------------------------------
                                  Name: Andrew Hettinger
                                        ----------------------------
                                  Title: Vice President
                                         ---------------------------
                                  Address: 767 5th Ave, 12 A
                                           -------------------------
                                           New York, NY 10153
                                           -------------------------

                                           -------------------------

ACKNOWLEDGMENT BY BORROWERS

          Each of the undersigned acknowledges receipt of the foregoing Agency and Interlender Agreement and agrees to be bound thereby in all respects.

ATTEST:                            UNITED NATURAL FOODS, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                             ------------------------

ATTEST:                            MOUNTAIN PEOPLE'S WAREHOUSE, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                             ------------------------

ATTEST:                            NATURAL RETAIL GROUP, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                             ------------------------

ATTEST:                            NUTRASOURCE, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                             ------------------------

ATTEST:                            RAINBOW NATURAL FOODS, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                            -------------------------

ATTEST:                            STOW MILLS, INC.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------
                                      Name: Steven Townsend
                                            -------------------------
                                      Title: CFO
                                             ------------------------

ATTEST:                            RB ACQUISITION, L.L.C.


/s/ Dawn E. Degnan                 By: /s/ Steven Townsend
---------------------------           -------------------------------

                                      Name: Steven Townsend
                                            -----------------
                                      Title: CFO
                                             ----------------

EXHIBIT A
---------

Lenders and Pro Rata Share
--------------------------

         Lender                                          Pro Rata Share
         ------                                          --------------
         Fleet Capital Corporation                       50%
         First Union National Bank                       25%
         Nationsbank, N.A.                               25%